Prospectus Supplement dated Feb. 3, 2012*
Prospectus Form #
Product Name	National	New York
RiverSource Retirement Advisor 4 Advantage® Variable Annuity/Retirement Advisor 4 Select® Variable Annuity/Retirement Advisor 4 Access® Variable Annuity	S-6503 J (4/11)	S-6504 J (4/11)

RiverSource® Builder Select Variable Annuity	45303 M (4/11)

RiverSource® FlexChoice Select Variable Annuity	45307 M (4/11)	274320 G (4/11)

RiverSource® Innovations Select Variable Annuity	45304 M (4/11)	45313 R (4/11)

RiverSource® Signature One Select Variable Annuity	45301 M (4/11)

RiverSource® Signature Select Variable Annuity	45300 M (4/11)

This information in this supplement updates and amends certain information contained in your current variable annuity product prospectuses. Please read it carefully and keep it with your variable annuity contract product prospectuses.

I.  For RiverSource Retirement Advisor 4 Advantage Variable Annuity/RiverSource Retirement Advisor 4 Select Variable Annuity/ RiverSource Retirement Advisor 4 Access Variable Annuity contracts, commencing with applications signed on or after Feb. 27, 2012, Accumulation Benefit rider is no longer available for sale.

II.  Effective Feb. 27, 2012, no additional purchase payments are allowed for contracts with SecureSource riders offered in RiverSource Retirement Advisor 4 Advantage Variable Annuity/ RiverSource Retirement Advisor 4 Select Variable Annuity/ RiverSource Retirement Advisor 4 Access Variable Annuity contracts, SecureSource Flex riders, SecureSource 20 riders and SecureSource Stages riders, subject to the state restrictions and certain exceptions listed below.

Certain exceptions apply and the following additional purchase payments will be allowed on or after Feb. 27, 2012:

a.	For contracts with applications signed prior to Feb. 3, 2012, (1) purchase payments received within 90 calendar days from the contract application signed date and (2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract application signed date.

b.	For contracts with applications signed on or after Feb. 3, 2012, purchase payments received within 90 calendar days from the contract application signed date.

c.	Current tax year contributions for Tax Sheltered Annuities (TSAs) under Section 403(b) of the Internal Revenue Code of 1986 (the Code) and Custodial and investment only plans under Section 401(a) of the Code, up to the annual limit set by the Internal Revenue Service (IRS).

d.	Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to Individual Retirement Accounts (IRAs), Roth IRAs, SIMPLE IRAs and Simplified Employee Pension IRA (SEP) plans.

For contracts with SecureSource rider issued in Florida, New Jersey, New York, and Oregon:

For contracts with SecureSource riders issued in Florida, New Jersey, New York and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. In all four states, the limit does not apply to Tax Free Exchanges, rollovers and transfers listed on the annuity application and received within 180 days from the contract application signed date.

We reserve the right to change these current rules any time, subject to state restrictions.

* Valid until next prospectus update.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

140463-7 (02/12)